Exhibit 4-d-2

                         2000 LONG-TERM INCENTIVES PLAN
                            NONTRANSFERRABLE OPTIONS
                            FORM OF OPTION AGREEMENT
                        (EXISTING ARBITRATION AGREEMENT)
                        --------------------------------

[Grant Date]


To:



We are pleased to notify you that the Compensation and Management Development Committee has granted to you the following stock options under the 2000 Long-Term Incentives Plan (the "Plan"):

Date of Grant       Type of Grant       Number of Shares    Option Price
-------------       -------------       ----------------    ------------



These stock options ("the Options") have been granted, and may be exercised only upon the terms and conditions of this Stock Option Agreement, subject in all respects to the provisions of the Plan, as it may be amended. The attached Stock Option Terms and Conditions are incorporated in and are part of this Stock Option Agreement.

Copies of the Plan and the Prospectus for the Plan are enclosed. Please carefully read the enclosed documents and retain them for future reference.

                                        ROCKWELL INTERNATIONAL CORPORATION



                                        By:
                                           -------------------------------

                         2000 LONG-TERM INCENTIVES PLAN
                            NONTRANSFERRABLE OPTIONS
                            FORM OF OPTION AGREEMENT
                           (NEW ARBITRATION AGREEMENT)
                           ---------------------------

[Grant Date]

To:



We are pleased to notify you that the Compensation and Management Development Committee has granted to you the following stock options under the 2000 Long-Term Incentives Plan (the "Plan"):

Date of Grant       Type of Grant       Number of Shares    Option Price
-------------       -------------       ----------------    ------------



These stock options ("the Options") have been granted, and may be exercised only upon the terms and conditions of this Stock Option Agreement, subject in all respects to the provisions of the Plan, as it may be amended. The attached Stock Option Terms and Conditions are incorporated in and are part of this Stock Option Agreement.

This stock option grant is also subject to the condition that you sign and return one copy of the enclosed Mutual Agreement to Arbitrate Claims to:

                         Rockwell International Corporation
                         Office of the Secretary
                         777 East Wisconsin Avenue, Suite 1400, (MW31) Milwaukee, WI 53202

These stock option(s) will be of no effect if a copy of the Mutual Agreement to Arbitrate Claims properly signed by you, is not received by the Secretary of Rockwell on or before June 30, 2000, unless Rockwell (in its sole discretion) elects in writing to extend that date.

Copies of the Plan and the Prospectus for the Plan are enclosed. Please carefully read the enclosed documents and retain them for future reference.

                                        ROCKWELL INTERNATIONAL CORPORATION



                                        By:
                                           -------------------------------

                         2000 LONG-TERM INCENTIVES PLAN
                            NONTRANSFERRABLE OPTIONS
                            FORM OF OPTION AGREEMENT
                  (NON-COMPETE;EXISTING ARBITRATION AGREEMENT)
                  --------------------------------------------

[Grant Date]


To:



We are pleased to notify you that the Compensation and Management Development Committee has granted to you the following stock options under the 2000 Long-Term Incentives Plan (the "Plan"):

Date of Grant       Type of Grant       Number of Shares    Option Price
-------------       -------------       ----------------    ------------



These stock options ("the Options") have been granted, and may be exercised only upon the terms and conditions of this Stock Option Agreement, subject in all respects to the provisions of the Plan, as it may be amended. The attached Stock Option Terms and Conditions are incorporated in and are part of this Stock Option Agreement.

In partial consideration for the grant of the Options to you, you undertake and agree by your acceptance of this Stock Option Agreement that

         (a) during your employment with the Corporation (as defined in the Plan) and for two years after the date of your retirement or other termination of such employment, you shall not (i) directly or indirectly, except with the approval of Rockwell, engage or otherwise participate in any business which is competitive with any significant line of business of Rockwell or any of its affiliates (otherwise than through ownership of not more than 5% of the voting securities of any such competitive business) or
               (ii) solicit or induce any employee of Rockwell or any of its affiliates to leave his or her employment with Rockwell or any of its affiliates to accept employment or other engagement with any such competitive business; and

         (b) in the event that you breach this undertaking, in addition to any and all other remedies Rockwell may have, (i) Rockwell shall have the right to determine by written notice to you that any of the Options then outstanding shall immediately lapse and cease to be exercisable; and (ii) you agree to pay

[Grant Date]
Page 2

               Rockwell upon written demand the amount of the excess of the Fair Market Value (as defined in the Plan) of any shares of Rockwell's Common Stock you acquired upon exercise of any of the Options (other than Options exercised more than two years before the date of your retirement or other termination of employment) over the exercise price for those Shares.

         If a Change of Control (as defined in the Plan) shall occur, however, the foregoing provisions (a) and (b) shall immediately terminate as of, and shall not limit your activities after, the date of such Change of Control.

Copies of the Plan and the Prospectus for the Plan are enclosed. Please carefully read the enclosed documents and retain them for future reference.

The Options will lapse and be of no effect if a copy of this Stock Option Agreement, properly signed by you, is not received by the Secretary of Rockwell at

                         Rockwell International Corporation
                         Office of the Secretary
                         777 East Wisconsin Avenue, Suite 1400, (MW31) Milwaukee, WI 53202

on or before                  ,  unless Rockwell (in its sole discretion) elects
             ----------------
in writing to extend that date.

Agreed to:                              ROCKWELL INTERNATIONAL CORPORATION
Date:
      -----------------------

                                        By:
-----------------------------              -------------------------------
    Employee Signature
    [Social Security No.]

                         2000 LONG-TERM INCENTIVES PLAN
                            NONTRANSFERRABLE OPTIONS
                            FORM OF OPTION AGREEMENT
                     (NON-COMPETE;NEW ARBITRATION AGREEMENT)
                     ---------------------------------------

[Grant Date]


To:



We are pleased to notify you that the Compensation and Management Development Committee has granted to you the following stock options under the 2000 Long-Term Incentives Plan (the "Plan"):

Date of Grant       Type of Grant       Number of Shares    Option Price
-------------       -------------       ----------------    ------------



These stock options ("the Options") have been granted, and may be exercised only upon the terms and conditions of this Stock Option Agreement, subject in all respects to the provisions of the Plan, as it may be amended. The attached Stock Option Terms and Conditions are incorporated in and are part of this Stock Option Agreement.

In partial consideration for the grant of the Options to you, you undertake and agree by your acceptance of this Stock Option Agreement that

         (a) during your employment with the Corporation (as defined in the Plan) and for two years after the date of your retirement or other termination of such employment, you shall not (i) directly or indirectly, except with the approval of Rockwell, engage or otherwise participate in any business which is competitive with any significant line of business of Rockwell or any of its affiliates (otherwise than through ownership of not more than 5% of the voting securities of any such competitive business) or
               (ii) solicit or induce any employee of Rockwell or any of its affiliates to leave his or her employment with Rockwell or any of its affiliates to accept employment or other engagement with any such competitive business; and

         (b) in the event that you breach this undertaking, in addition to any and all other remedies Rockwell may have, (i) Rockwell shall have the right to determine by written notice to you that any of the Options then outstanding shall immediately lapse and cease to be exercisable; and (ii) you agree to pay

[Grant Date]
Page 2

               Rockwell upon written demand the amount of the excess of the Fair Market Value (as defined in the Plan) of any shares of Rockwell's Common Stock you acquired upon exercise of any of the Options (other than Options exercised more than two years before the date of your retirement or other termination of employment) over the exercise price for those Shares.

         If a Change of Control (as defined in the Plan) shall occur, however, the foregoing provisions (a) and (b) shall immediately terminate as of, and shall not limit your activities after, the date of such Change of Control.

This stock option grant is also subject to the condition that you sign and return one copy of the enclosed Mutual Agreement to Arbitrate Claims to:

                         Rockwell International Corporation
                         Office of the Secretary
                         777 East Wisconsin Avenue, Suite 1400, (MW31) Milwaukee, WI 53202

Copies of the Plan and the Prospectus for the Plan are enclosed. Please carefully read the enclosed documents and retain them for future reference.

The Options will lapse and be of no effect if a copy of this Stock Option Agreement and a copy of the Mutual Agreement to Arbitrate Claims, each properly signed by you, are not received by the Secretary of Rockwell at the above address on or before _________________, unless Rockwell (in its sole discretion) elects in writing to extend that date.

Agreed to:                              ROCKWELL INTERNATIONAL CORPORATION
Date:
      -----------------------

                                        By:
-----------------------------              -------------------------------
    Employee Signature
    [Social Security No.]

                 [Terms and Conditions for Three-Year Vesting]

                       ROCKWELL INTERNATIONAL CORPORATION
                         2000 LONG-TERM INCENTIVES PLAN
                             STOCK OPTION AGREEMENT
                        STOCK OPTION TERMS AND CONDITIONS
                        ---------------------------------

1.        Definitions

         As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

         (a) ChaseMellon: ChaseMellon Shareholder Services, the Stock Option Administrator whom Rockwell has engaged to administer and process all Stock Option exercises.

         (b) IVR: Integrated Voice Response system that is used to facilitate all Stock Option transactions.

         (c) Options: The stock option or stock options listed in the first paragraph of the letter dated [here insert grant date] to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitutes the Stock Option Agreement.

         (d) Option Shares: The shares of Rockwell Common Stock issuable or transferable on exercise of the Options.

         (e) Plan: Rockwell's 2000 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

         (f) Rockwell: Rockwell International Corporation, a Delaware corporation.

         (g)      Shares:  Shares of Rockwell Common Stock.

         (h) Stock Option Agreement: These Stock Option Terms and Conditions together with the letter dated [here insert grant date] to which they are attached.

2.       When Options May be Exercised

         The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Shares during the period beginning on [here insert first anniversary of grant date] and ending on [here insert tenth anniversary of grant date], as to an additional one-third (rounded to the nearest whole number) of the Option Shares during the period beginning on [here insert second anniversary of grant date] and ending on [here insert tenth anniversary of grant date] and as to the balance of the Option Shares during the period beginning on [here insert third anniversary of grant date] and ending on [here insert tenth anniversary of grant date], and only during those periods, provided that:

         (a) if you die while an employee of the Corporation (as defined in the Plan), your estate, or any person who acquires the Options by bequest or inheritance, may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

         (b) if your employment by the Corporation terminates other than by death, then:

                  (i) if your retirement or other termination date is before [here insert first anniversary of grant date], the Options shall lapse on your retirement or other termination and may not be exercised at any time;

                  (ii) if your employment by the Corporation is terminated for cause, the Options shall expire forthwith upon your termination and may not be exercised thereafter;

                  (iii) if your employment by the Corporation terminates after [here insert first anniversary of grant date] by reason of your retirement under a retirement plan of Rockwell, or a subsidiary or affiliate of Rockwell, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Compensation and Management Development Committee shall determine by action taken not later than 60 days after your retirement date;

                  (iv) if your employment by the Corporation terminates on or after [here insert first anniversary of grant date] for any reason not specified in subparagraph
                           (a) or in clauses (ii) or (iii) of this subparagraph
                           (b), you (or if you die after your termination date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent they were exercisable on your termination date.

         In no event shall the provisions of the foregoing subparagraphs (a) and
         (b) extend to a date after [here insert tenth anniversary of grant date] the period during which the Options may be exercised.

3.       Exercise Procedure

         (a) To exercise all or any part of the Options, you (or after your death, your estate or any person who has acquired the Options by bequest or inheritance) must contact the administrator, ChaseMellon Shareholder Services, by using the IVR system as follows:

                  (i) contact ChaseMellon using a touch-tone phone and follow the instructions provided (or contact ChaseMellon using a rotary phone and speak to a Customer Service Representative);

                  (ii) confirm the Option transaction through the IVR system by receiving a confirmation number;

                  (iii) at any time you may speak to a Customer Service Representative for assistance;

                  (iv) full payment of the exercise price for the Option Shares to be purchased on exercise of the Options may be made by:

                           -  check; or

                           -  in Shares; or

                           -  in a combination of check and Shares; and

                  (v) in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as ChaseMellon or the Secretary of Rockwell shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

         (b) An exercise of the whole or any part of the Options shall be effective:

                  (i) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price for the Option Shares entirely by check, (i) upon confirmation of your transaction by using the IVR system and full payment of the exercise price and withholding taxes (if applicable) are received by ChaseMellon within five business days following the confirmation; and (ii) receipt of any documents required pursuant to Section 3(a)(v); and

                  (ii) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price of the Option Shares in Shares or in a combination of Shares and check, (i) upon confirmation of your transaction by using the IVR system and full payment of the exercise price (as defined in Section 3(d)(i)) and withholding taxes (if applicable) are received by ChaseMellon within five business days following the confirmation; and (ii) receipt of any documents required pursuant to Section 3(a)(v).

         (c) If you choose (or after your death, the person entitled to exercise the Options chooses) to pay the exercise price for the Option Shares to be purchased on exercise of any of the Options entirely by check, payment must be made by:

                           - delivering to ChaseMellon a check in the full amount of the exercise price for those Option Shares; or

                           - arranging with a stockbroker, bank or other financial institution to deliver to ChaseMellon full payment, by check or (if prior arrangements are made with ChaseMellon) by wire transfer, of the exercise price of those Option Shares.

                  In either event, in accordance with Section 3(e), full payment of the exercise price for the Option Shares purchased must be made within five business days after the exercise has been conducted and confirmed through the IVR system.

         (d)      (i)      If you choose (or after your death, the person
                           entitled to exercise the Options chooses) to use already-owned Shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options, you (or after your death, the person entitled to exercise the Options) must deliver to ChaseMellon one or more certificates
                           (and executed stock powers) representing:

                           - at least the number of Shares whose value, based on the closing price of Common Stock of Rockwell on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the IVR system; or

                           - any lesser number of Shares you desire (or after your death, the person entitled to exercise the Options desires) to use to pay the exercise price for those Option Shares and a check in the amount of such exercise price less the value of the Shares delivered, based on the closing price of Common Stock of Rockwell on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the IVR system.

                  (ii) ChaseMellon will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of Shares, valued in accordance with
                           Section 6(e) of the Plan at the closing price on the New York Stock Exchange -- Composite Transactions on the effective date of exercise under Section 3(b)(ii), and any funds required to pay in full the exercise price for the Option Shares purchased. In accordance with Section 3(e), you (or such other person) must pay, by check, in Shares or in a combination of check and Shares, any balance required to pay in full the exercise price of the Option Shares purchased within five business days following the effective date of such exercise of the Options under Section 3(b)(ii).

                  (iii) Notwithstanding any other provision of this Stock Option Agreement, the Secretary of Rockwell may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Shares pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

         (e) An exercise conducted and confirmed through the IVR system, whether or not full payment of the exercise price for the Option Shares is received by ChaseMellon, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to deliver or cause to be delivered to ChaseMellon any balance of the exercise price for the Option Shares to be purchased upon the exercise pursuant to the transaction conducted through the IVR system required to pay in full the exercise price for those Option Shares, that payment being by check, wire transfer, in Shares or in a combination of check and Shares, on or before the later of the fifth business day after the date on which you confirm the transaction through the IVR system. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation, in its discretion, to set off against salary payments or other amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for those Option Shares remaining unpaid thereafter.

         (f) A book-entry statement representing the number of Option Shares purchased will be issued as soon as practicable (i) after ChaseMellon has received full payment therefor or (ii) at Rockwell's or ChaseMellon's election in their sole discretion, after Rockwell or ChaseMellon has received (x) full payment of the exercise price of those Option Shares and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5.

4.       Transferability

         The Options are not transferable by you otherwise than by will or by the laws of descent and distribution. During your lifetime, only you are entitled to exercise the Options.

5.       Withholding

         Rockwell or ChaseMellon shall have the right, in connection with the exercise of the Options in whole or in part, to deduct from any payment to be made by Rockwell or ChaseMellon under the Plan an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell or ChaseMellon elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within five business days after the confirmation of the Option exercise (Section 3(a)(ii)). If such payment is not made, Rockwell, in its discretion, shall have the same right of set-off with respect to payment of the withholding taxes in connection with the exercise of the Option as provided under Section 3(e) with respect to payment of the exercise price.

6.       Headings

         The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.       References

         All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.       Entire Agreement

         This Stock Option Agreement and the Plan embody the entire agreement and understanding between Rockwell and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9.       Applicable Laws and Regulations

         This Stock Option Agreement and Rockwell's obligation to issue Option Shares hereunder are subject to applicable laws and regulations.

          [Terms and Conditions for Performance and Three-Year Vesting]


                       ROCKWELL INTERNATIONAL CORPORATION
                         2000 LONG-TERM INCENTIVES PLAN
                             STOCK OPTION AGREEMENT
                        STOCK OPTION TERMS AND CONDITIONS
                        ---------------------------------

1.       Definitions

         As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

         (a) ChaseMellon: ChaseMellon Shareholder Services, the Stock Option Administrator whom Rockwell has engaged to administer and process all Stock Option exercises.

         (b) IVR: Integrated Voice Response system that is used to facilitate all Stock Option transactions.

         (c) Options: The stock option or stock options listed in the first paragraph of the letter dated [here insert grant date] to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitutes the Stock Option Agreement.

         (d) Option Shares: The shares of Rockwell Common Stock issuable or transferable on exercise of the Options.

         (e) Plan: Rockwell's 2000 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.

         (f) Rockwell: Rockwell International Corporation, a Delaware corporation.

         (g)      Shares:  Shares of Rockwell Common Stock.

         (h) Stock Option Agreement: These Stock Option Terms and Conditions together with the letter dated [here insert grant date] to which they are attached.

2.       When Options May be Exercised

         The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as follows:

         - Performance Vesting Options: The total number of Option Shares beginning on the date on which the closing price of Shares as reported on the New York Stock Exchange -- Composite Transactions shall have exceeded ____% of the Fair Market Value (as defined in the Plan) on [here insert grant date], for at least 20 consecutive trading days or, if earlier, on ____________ and ending on [here insert tenth anniversary of grant date] and only during that period.

         - All other Options (ISO and NQ combined): One-third (rounded to the nearest whole number) of the Option Shares (including all of the Option Shares covered by any Options granted as incentive stock options) during the period beginning on [here insert first anniversary of grant date] and ending on [here insert tenth anniversary of grant date], as to an additional one-third (rounded to the nearest whole number) of the Option Shares during the period beginning on [here insert second anniversary of grant date] and ending on [here insert tenth anniversary of grant date] and as to the balance of the Option Shares during the period beginning on [here insert third anniversary of grant date] and ending on [here insert tenth anniversary of grant date], and only during those periods.

         provided that:

         (a) if you die while an employee of the Corporation (as defined in the Plan), your estate, or any person who acquires the Options by bequest or inheritance, may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and

         (b) if your employment by the Corporation terminates other than by death, then:

                  (i) if your retirement or other termination date is before [here insert first anniversary of grant date], the Options shall lapse on your retirement or other termination and may not be exercised at any time;

                  (ii) if your employment by the Corporation is terminated for cause, the Options shall expire forthwith upon your termination and may not be exercised thereafter;

                  (iii) if your employment by the Corporation terminates after [here insert first anniversary of grant date] by reason of your retirement under a retirement plan of Rockwell, or a subsidiary or affiliate of Rockwell, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the fifth anniversary of your retirement date; or if you retire prior to age 62, the earlier of (x) the fifth anniversary of your retirement date or (y) such earlier date as the Compensation and Management Development Committee shall determine by action taken not later than 60 days after your retirement date;

                  (iv) if your employment by the Corporation terminates on or after [here insert first anniversary of grant date] for any reason not specified in subparagraph
                           (a) or in clauses (ii) or (iii) of this subparagraph
                           (b), you (or if you die after your termination date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent they were exercisable on your termination date.

         In no event shall the provisions of the foregoing subparagraphs (a) and
         (b) extend to a date after [here insert tenth anniversary of grant date] the period during which the Options may be exercised.

3.       Exercise Procedure

         (a) To exercise all or any part of the Options, you (or after your death, your estate or any person who has acquired the Options by bequest or inheritance) must contact the administrator, ChaseMellon Shareholder Services, by using the IVR system as follows:

                  (i) contact ChaseMellon using a touch-tone phone and follow the instructions provided (or contact ChaseMellon using a rotary phone and speak to a Customer Service Representative);

                  (ii) confirm the Option transaction through the IVR system by receiving a confirmation number;

                  (iii) at any time you may speak to a Customer Service Representative for assistance;

                  (iv) full payment of the exercise price for the Option Shares to be purchased on exercise of the Options may be made by:

                           -  check; or

                           -  in Shares; or

                           -  in a combination of check and Shares; and

                  (v) in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as ChaseMellon or the Secretary of Rockwell shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.

         (b) An exercise of the whole or any part of the Options shall be effective:

                  (i) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price for the Option Shares entirely by check, (i) upon confirmation of your transaction by using the IVR system and full payment of the exercise price and withholding taxes (if applicable) are received by ChaseMellon within five business days following the confirmation; and (ii) receipt of any documents required pursuant to Section 3(a)(v); and

                  (ii) if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price of the Option Shares in Shares or in a combination of Shares and check, (i) upon confirmation of your transaction by using the IVR system and full payment of the exercise price (as defined in Section 3(d)(i)) and withholding taxes (if applicable) are received by ChaseMellon within five business days following the confirmation; and (ii) receipt of any documents required pursuant to Section 3(a)(v).

         (c) If you choose (or after your death, the person entitled to exercise the Options chooses) to pay the exercise price for the Option Shares to be purchased on exercise of any of the Options entirely by check, payment must be made by:

                           - delivering to ChaseMellon a check in the full amount of the exercise price for those Option Shares; or

                           - arranging with a stockbroker, bank or other financial institution to deliver to ChaseMellon full payment, by check or (if prior arrangements are made with ChaseMellon) by wire transfer, of the exercise price of those Option Shares.

                  In either event, in accordance with Section 3(e), full payment of the exercise price for the Option Shares purchased must be made within five business days after the exercise has been conducted and confirmed through the IVR system.

         (d)      (i)      If you choose (or after your death, the person
                           entitled to exercise the Options chooses) to use already-owned Shares to pay all or part of the exercise price for the Option Shares to be purchased on exercise of any of the Options, you (or after your death, the person entitled to exercise the Options) must deliver to ChaseMellon one or more certificates (and executed stock powers) representing:

                           - at least the number of Shares whose value, based on the closing price of Common Stock of Rockwell on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the IVR system; or

                           - any lesser number of Shares you desire (or after your death, the person entitled to exercise the Options desires) to use to pay the exercise price for those Option Shares and a check in the amount of such exercise price less the value of the Shares delivered, based on the closing price of Common Stock of Rockwell on the New York Stock Exchange -- Composite Transactions on the day you have exercised your Options through the IVR system.

                  (ii) ChaseMellon will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of Shares, valued in accordance with
                           Section 6(e) of the Plan at the closing price on the New York Stock Exchange-- Composite Transactions on the effective date of exercise under Section 3(b)(ii), and any funds required to pay in full the exercise price for the Option Shares purchased. In accordance with Section 3(e), you (or such other person) must pay, by check, in Shares or in a combination of check and Shares, any balance required to pay in full the exercise price of the Option Shares purchased within five business days following the effective date of such exercise of the Options under Section 3(b)(ii).

                  (iii) Notwithstanding any other provision of this Stock Option Agreement, the Secretary of Rockwell may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Shares pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

         (e) An exercise conducted and confirmed through the IVR system, whether or not full payment of the exercise price for the Option Shares is received by ChaseMellon, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to deliver or cause to be delivered to ChaseMellon any balance of the exercise price for the Option Shares to be purchased upon the exercise pursuant to the transaction conducted through the IVR system required to pay in full the exercise price for those Option Shares, that payment being by check, wire transfer, in Shares or in a combination of check and Shares, on or before the later of the fifth business day after the date on which you confirm the transaction through the IVR system. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation, in its discretion, to set off against salary payments or other amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for those Option Shares remaining unpaid thereafter.

         (f) A book-entry statement representing the number of Option Shares purchased will be issued as soon as practicable (i) after ChaseMellon has received full payment therefor or (ii) at Rockwell's or ChaseMellon's election in their sole discretion, after Rockwell or ChaseMellon has received (x) full payment of the exercise price of those Option Shares and
                  (y) any reimbursement in respect of withholding taxes due pursuant to Section 5.

4.       Transferability

         The Options are not transferable by you otherwise than by will or by the laws of descent and distribution. During your lifetime, only you are entitled to exercise the Options.

5.       Withholding

         Rockwell or ChaseMellon shall have the right, in connection with the exercise of the Options in whole or in part, to deduct from any payment to be made by Rockwell or ChaseMellon under the Plan an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell or ChaseMellon elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within five business days after the confirmation of the Option exercise (Section 3(a)(ii)). If such payment is not made, Rockwell, in its discretion, shall have the same right of set-off with respect to payment of the withholding taxes in connection with the exercise of the Option as provided under Section 3(e) with respect to payment of the exercise price.

6.       Headings

         The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

7.       References

         All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

8.       Entire Agreement

         This Stock Option Agreement and the Plan embody the entire agreement and understanding between Rockwell and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.

9.       Applicable Laws and Regulations

         This Stock Option Agreement and Rockwell's obligation to issue Option Shares hereunder are subject to applicable laws and regulations.